EX-99.77Q3

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: STATE STREET BANK AND TRUST CO.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UNITED KINGDOM       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: BANKBOSTON, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: URUGUAY             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: URUGUAY               Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: CITIBANK, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: VENEZUELA             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UNITED ARAB EMIRATES    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP. LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: VIETNAM    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VIETNAM           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG, NETHERLANDS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PARIS   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: FRANCE   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: DEUTSCHE BANK S.P.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ITALY   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ITALY   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZAMBIA   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZAMBIA   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9

       This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZIMBABWE   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZIMBABWE   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                              SCREEN NUMBER:  9